UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2009
Gen-Probe Incorporated
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31279	33-0044608
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10210 Genetic Center Drive
San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 410-8000
(Registrant’s telephone number, including area code)

          Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 20, 2009, Henry L. Nordhoff, the Chairman of the Board of Directors and Chief Executive Officer (“CEO”) of Gen-Probe Incorporated (the “Company”), confirmed to the Company his intention to retire as the Company’s CEO on May 17, 2009. Mr. Nordhoff and the Company intend that Mr. Nordhoff will, upon his re-election to the Board of Directors by the Company’s stockholders at the Company’s 2009 Annual Meeting of Stockholders, continue to serve as the non-executive Chairman of the Company’s Board of Directors following his retirement as the Company’s CEO.
     On March 20, 2009, the Company’s Board of Directors appointed Carl W. Hull, the Company’s current President and Chief Operating Officer, as the Company’s CEO effective May 18, 2009, following Mr. Nordhoff’s retirement as the Company’s CEO. Following Mr. Hull’s appointment, Mr. Hull will serve as the Company’s President and CEO. The Company also expects that Mr. Hull will be appointed to the Company’s Board of Directors effective upon his appointment as CEO.
     Mr. Hull, 51, joined the Company as Executive Vice President and Chief Operating Officer in February 2007 and was appointed President in March 2008. Mr. Hull previously served as Vice President & General Manager of the SDS/Arrays Business Unit of Applied Biosystems, which develops and sells genomic research systems and reagents, from January 2005 to January 2007. Prior to joining Applied Biosystems, Mr. Hull held a number of positions with Applied Imaging Corp., which makes automated imaging and imaging analysis systems, most recently serving as its CEO from January 2001 to December 2004. Mr. Hull received a B.A. in political science and international relations from Johns Hopkins University and an M.B.A. from the University of Chicago.
     The Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K. The Company and Mr. Hull intend to enter into a new employment agreement on or prior to May 18, 2009 in connection with Mr. Hull’s appointment as the Company’s CEO.
Forward Looking Statements
     Any statements in this Current Report on Form 8-K about expectations, beliefs, plans, objectives, assumptions or future events or performance, including with respect to the composition of the Company’s Board of Directors and the plans and objectives of management, are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as believe, will, expect, anticipate, estimate, intend, plan and would. Forward-looking statements are not guarantees of performance. They involve known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to differ materially from those expressed or implied. Some of these risks, uncertainties and assumptions include, but are not limited to, the risk that we cannot retain key executives and the risk that stockholders will not elect particular nominees to the Company’s Board of Directors at the Company’s 2009 Annual Meeting of Stockholders.
     The foregoing list sets forth some, but not all, of the factors that could affect the Company’s ability to achieve results described in any forward-looking statements. For additional information about risks and uncertainties the Company faces and a discussion of the Company’s financial statements and footnotes, see documents filed by the Company with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and all subsequent periodic reports. The Company assumes no obligation and expressly disclaims any duty to update forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of subsequent events.

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2009	GEN-PROBE INCORPORATED
	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President, General Counsel and Corporate Secretary